UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 2003


                              PIER 1 IMPORTS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-7832                75-1729843
-------------------------------  ------------------------  -------------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)




             301 Commerce Street, Suite 600, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                 (817) 252-8000
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              (Registrant's telephone number, including area code)
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)      Exhibits.

          Exhibit No.   Description
          -----------   -----------

            99.1 Press release dated December 16, 2003 containing the financial results for the third quarter ended November 29, 2003.

Item 12.  Results of Operations and Financial Condition

          The information contained in this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition". The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of
          Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

          On December 16, 2003, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the third quarter ended November 29, 2003. A copy of this press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PIER 1 IMPORTS, INC.

Date:  December 17, 2003                  By: /s/ J. Rodney Lawrence
       -----------------                      ----------------------------------
                                              J. Rodney Lawrence, Executive Vice
                                              President and Secretary






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                                  EXHIBIT INDEX
                                  -------------


      Exhibit No.        Description


         99.1 Press release dated December 16, 2003 containing the financial results for the third quarter ended November 29, 2003.